Vanguard® Advice Select Dividend Growth Fund
Schedule of Investments (unaudited)
As of July 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value ($000)
Common Stocks (97.5%)
Consumer Discretionary (13.8%)
TJX Cos. Inc.	109,589	6,703
NIKE Inc. Class B	49,908	5,735
McDonald's Corp.	20,159	5,309
		17,747
Consumer Staples (15.4%)
PepsiCo Inc.	36,472	6,381
Colgate-Palmolive Co.	72,718	5,726
Procter & Gamble Co.	34,567	4,801
Coca-Cola Co.	43,817	2,812
		19,720
Financials (12.0%)
Marsh & McLennan Cos. Inc.	36,988	6,065
Chubb Ltd.	28,000	5,282
American Express Co.	26,155	4,028
		15,375
Health Care (22.6%)
UnitedHealth Group Inc.	11,909	6,459
Danaher Corp.	21,269	6,199
Johnson & Johnson	31,324	5,467
Medtronic plc	44,749	4,140
Stryker Corp.	17,212	3,696
Baxter International Inc.	50,591	2,968
		28,929
Industrials (13.5%)
Honeywell International Inc.	32,307	6,218
Northrop Grumman Corp.	12,561	6,015
Union Pacific Corp.	17,152	3,899
Lockheed Martin Corp.	2,828	1,170
		17,302
Information Technology (11.1%)
Visa Inc. Class A	29,254	6,205
Accenture plc Class A	13,712	4,199
Microsoft Corp.	13,795	3,873
		14,277
Materials (7.1%)
Ecolab Inc.	31,018	5,123
Linde plc	13,372	4,039
		9,162

			Shares	Market Value ($000)
Real Estate (2.0%)
	American Tower Corp.		9,347	2,531
Total Common Stocks (Cost $124,248)				125,043
		Coupon
Temporary Cash Investments (4.0%)
Money Market Fund (4.0%)
[1]	Vanguard Market Liquidity Fund (Cost $5,152)	1.903%	51,536	5,152
Total Investments (101.5%) (Cost $129,400)				130,195
Other Assets and Liabilities—Net (-1.5%)				(1,881)
Net Assets (100%)				128,314
Cost is in $000.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

A. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
B.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
At July 31, 2022, 100% of the market value of the fund's investments was determined based on Level 1 inputs.